UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Relmada Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 28, 2015, Relmada Therapeutics, Inc. issued the following press release:

Relmada Therapeutics Recommends Stockholders Vote “FOR” Relmada’s Director Nominees on
the WHITE Proxy Card Today

NEW YORK, Dec. 28, 2015 -- Relmada Therapeutics, Inc. (OTCQB: RLMD) (“Relmada” or the “Company”), a clinical-stage company developing novel therapies for the treatment of chronic pain, today reiterated its Board’s unanimous recommendation that stockholders vote “FOR” the Company’s highly qualified, independent director nominees – Shreeram Agharkar, PhD, and Maged Shenouda R. Ph., MBA – on the WHITE proxy card today.

The 2015 Annual Meeting is quickly approaching. It is important that stockholders vote as soon as possible – no matter how many or how few shares they own.

Since time is short, stockholders are encouraged to vote by telephone or Internet according to the instructions on the WHITE proxy card. Voting by telephone or Internet is the best way for stockholders to ensure that their votes will be counted. Stockholders who have questions or need assistance voting their shares should contact Relmada’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834; brokers and banks can call collect at (212) 750-5833.

VOTE THE WHITE PROXY CARD “FOR” THE RELMADA BOARD THAT IS

ENHANCING VALUE AND DELIVERING RESULTS

Relmada has a highly qualified, independent board with deep industry expertise and a broad knowledge base necessary to guide Relmada’s continued success and enhance stockholder value. Stockholders should consider that:

●	The Board and management team have built a robust product portfolio with a multi-pronged development plan that is delivering results – with significant value creation opportunities possible in the next 12 to 24 months.

●	Relmada recently reported positive study results for BuTab for the treatment of both chronic pain and opioid dependence indications (a multi-billion dollar market opportunity), as well as the successful completion of its multiple ascending dose study with d-Methadone for neuropathic pain.

●	Relmada’s experienced and highly qualified Board is committed to serving the interests of Relmada and ALL Relmada stockholders.

●	Glass Lewis has recommended that Relmada stockholders vote “FOR” the Company’s experienced and highly qualified nominees on the WHITE proxy card.

●	This is an essential time for the future of Relmada stockholders’ investment in the Company. Relmada has the right Board, the right leadership and the right strategy to deliver stockholder value now and into the future. Relmada strongly recommends that stockholders vote on the WHITE proxy card today.

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VOTE THE WHITE PROXY CARD FOR THE HIGHLY QUALIFIED, INDEPENDENT BOARD
MEMBERS COMMITTED TO THE INTERESTS OF RELMADA AND ALL RELMADA STOCKHOLDERS

Relmada’s Board of Directors has undertaken a number of efforts to strengthen its composition through the addition of three new, highly qualified, independent directors just this past year. The newly strengthened Board comprises six directors, four of whom are independent. Collectively, Relmada’s Board has the skills and expertise needed to execute the Company’s strategy and enhance stockholder value, including experience in specialty pharmaceutical operations, clinical and commercial product development, selling, marketing and distributing pharmaceutical therapies, business financing and partnerships, capital markets, institutional health care investing and corporate governance:

Sandesh Seth, MS, MBA, Chairman (Joined Board in October 2012)

●	20 years of experience in investment banking, equity research and the pharmaceutical and specialty pharmaceutical industries

●	Held a variety of key roles at pharmaceutical companies across strategic planning, business development, R&D project management, manufacturing

●	150+ completed transactions in which more than $5 billion in capital was raised, including venture investments, private placements, IPOs, follow-on offerings, private investments in public equity and convertible and high-yield debt offerings

●	Supported strategic initiatives such as M&A, leveraged and management buyouts and licensing and joint ventures, including the $100 billion merger of Pfizer and Warner-Lambert and the $20 billion merger of Pharmacia & Upjohn with Monsanto

●	Actinium Pharmaceuticals, Laidlaw & Company, Cowen & Co., Bear Stearns, Commonwealth Associates, Pfizer, Warner-Lambert, SmithKline

Shreeram Agharkar, PhD, Independent Director (Joined Board in February 2014)

●	40 years of experience in the pharmaceutical industry

●	Served in key positions across all aspects of biopharmaceutical product development, including R&D, CMC functions and management

●	Oversaw the development and approval of more than 30 pharmaceutical products

●	Sanofi, Aventis, Bristol-Myers Squibb Company, Schering-Plough, Abbott Labs

Charles J. Casamento, MBA, Independent Director (Joined Board in July 2015)

●	45 years of biotechnology and specialty pharmaceutical experience, including executive leadership positions at four multi-national pharmaceutical companies

●	Took four biotechnology companies public and secured public and VC financing for five biotechnology companies

●	Oversaw 100 major business development, M&A transactions and R&D collaboration agreements; company partners have included Servier, Sanofi, Endo, Mallinckrodt

●	The Sage Group, Osteologix, Questcor Pharmaceuticals, RiboGene, Interneuron Pharmaceuticals (Indevus), Genzyme, American Hospital Supply, Johnson & Johnson, Hoffmann-LaRoche, Sandoz

●	Director at nine other pharmaceutical/biotechnology companies, including International Stem Cell Corporation, KineMed, Astex Pharmaceuticals

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Paul Kelly, MBA, Independent Director (Joined Board in November 2015)

●	20 years as biotechnology industry analyst, consultant, and advisor to hedge funds and biotech companies

●	Named to Fortune Magazine All Star Analyst Team in 2000

●	UBS Securities, Volpe, Brown, Whalen, ING Securities, Merrill Lynch, Mabon Securities

Maged Shenouda, R. Ph. MBA, Independent Director (Joined Board in November 2015):

●	Over 25 years of biotechnology and equity research experience, including leading business development and licensing at other leading biopharmaceutical companies and serving as senior biotech analyst

●	Retrophin, Blueprint Life Science Group, Stifel Nicolaus, UBS, JP Morgan, Citigroup, Bear Stearns, PricewaterhouseCoopers, Abbott Laboratories

●	Independent director for Protea Biosciences, AzurRx Biopharma

Sergio Traversa, PharmD, MBA, Chief Executive Officer and Director since April 2012:

●	25+ years global life sciences experience

●	Participated in global launch of Prozac, launch of Centoxin, and early development of Zyprexa and Cymbalta

●	Oversaw Southern European Operations for Johnson & Johnson’s Therakos Division, including commercial, financial, R&D, distribution

●	Eli Lilly, Johnson & Johnson (Therakos), ING Barings, Mehta & Isaly, Merlin BioMed, Rx Capital, Medeor (Cornell University spinoff)

VOTE THE WHITE PROXY CARD TODAY

Relmada urges stockholders to follow the unanimous recommendation of the Relmada Board and Glass Lewis and vote “FOR” all of Relmada’s director nominees - Shreeram Agharkar and Maged Shenouda – on the WHITE proxy card today.

 Your Vote Is Important, No Matter How Many or How Few Shares You Own

Relmada stockholders who have questions about how to vote, need additional copies of the proxy materials, or need additional assistance, please contact the firm assisting Relmada in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders call toll-free at (888) 750-5834
Brokers and banks call collect at (212) 750-5833

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About Relmada Therapeutics, Inc.

Relmada Therapeutics is a clinical-stage, publicly traded specialty pharmaceutical company developing novel versions of proven drug products together with new chemical entities that potentially address areas of high unmet medical need in the treatment of pain. The Company has a diversified portfolio of four lead products at various stages of development including d-Methadone (REL-1017) its N-methyl-D-aspartate (NMDA) receptor antagonist for neuropathic pain; topical mepivacaine (REL-1021), its orphan drug designated topical formulation of the local anesthetic mepivacaine; oral buprenorphine (REL-1028) its oral dosage form of the opioid analgesic buprenorphine; and LevoCap ER (REL-1015), its abuse resistant, sustained release dosage form of the opioid analgesic levorphanol. The Company's product development efforts are guided by the internationally recognized scientific expertise of its research team. The Company's approach is expected to reduce clinical development risks and costs while potentially delivering valuable products in areas of high unmet medical needs. For more information, please visit Relmada's website at: www.relmada.com.

Important Stockholder Information

The Company will hold its 2015 Annual Meeting of Stockholders on December 30, 2015. On November 27, 2015, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement in connection with the Annual Meeting and the solicitation of proxies (the “2015 Proxy Statement”). The 2015 Proxy Statement contains important information about Relmada, the Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The 2015 Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Relmada’s filings with the SEC, including the 2015 Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Relmada by directing a request to the Company at 757 3rd Avenue, Suite 2018, New York, New York 10017, Attention: Senior Vice President Finance and Corporate Development. Such materials are also available at ir.relmada.com/all-sec-filings.

Relmada and its directors, officers and employees are deemed to be participants in the solicitation of proxies from Relmada’s stockholders in connection with the Annual Meeting. Information regarding Relmada’s directors and executive officers, including a description of their direct and indirect interests by security holdings, is contained in the 2015 Proxy Statement and in Relmada’s 2015 Annual Report on Form 10-K filed with the SEC on September 11, 2015 (the “2015 Annual Report”).

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. We may from time to time make written or oral statements in this letter, the proxy statements filed with the SEC communications to stockholders and press releases which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon management’s current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance, expected product development, product potential, future business plans and costs. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “plans to” and similar expressions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered to be a complete list.

Contacts

Investors:

Michael Becker, SVP of Finance and Corporate Development
Relmada Therapeutics Inc.

(212) 376-5776

mbecker@relmada.com

Jonathan Salzberger / Scott Winter
Innisfree M&A Incorporated
(212) 750-5833

Media:

Barrett Golden / Nicholas Lamplough

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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